UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2013

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (304) 277-1100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On Wednesday, December 18, 2013, Sylan J. Dlesk, the President and Chief Executive Officer and Chairman of the Board of Directors of First West Virginia Bancorp, Inc. (the “Company”) passed away. Mr. Dlesk also served as the President and Chief Executive Officer of Progressive Bank, N.A., the Company’s wholly-owned banking subsidiary. Mr. Dlesk served on the Board of Directors of the Company since 1988 and served as its Chairman since 2004. Mr. Dlesk served as the Company’s President and Chief Executive Officer since 2006. The Company is grateful to Mr. Dlesk for his many years of dedicated service to the Company and its subsidiary bank.

(c) On December 19, 2013, the Company’s Board of Directors elected R. Clark Morton as Chairman of the Board. This appointment was effective December 19, 2013. Mr. Morton, age 85, has served on the Board of Directors of the Company since 1965. There are no arrangements or understandings between Mr. Morton and any other person or persons pursuant to which Mr. Morton was appointed as Chairman of the Board, and there is no family relationship between Mr. Morton and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Morton that are reportable pursuant to Item 404(a) of Regulation S-K.

Mr. Morton is currently serving as a member of the Audit Committee and the Corporate Governance/Human Resource Compensation Committee of the Company. He also currently serves as the Chairman of Progressive Bank, N.A.

Prior to his retirement in 1995, Mr. Morton was a partner in the law firm of Herndon Morton Herndon and Yaeger which specializes in tax law, corporate law, estate and trust planning and business law. Before private law practice, Mr. Morton was an attorney for the U.S. Treasury Department Internal Revenue Service. Mr. Morton received his undergraduate degree from West Liberty State College and his degree in law from Georgetown University.

On December 21, 2013, the Company’s Board of Directors appointed William G. Petroplus to serve as the interim President and Chief Executive Officer of the Company effective December 21, 2013. Mr. Petroplus, age 65, has served on the Company’s Board of Directors since 1998 and is currently serving as Chairman of the Nominating Committee and is a member of the Corporate Governance/Human Resource Compensation Committee. Mr. Petroplus also serves as a director of Progressive Bank, N.A since 1986. There are no arrangements or understandings between Mr. Petroplus and any other person or persons pursuant to which Mr. Petroplus was appointed as interim President and Chief Executive Officer, and there is no family relationship between Mr. Petroplus and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Petroplus that are reportable pursuant to Item 404(a) of Regulation S-K.

Mr. Petroplus has over 39 years’ experience as an attorney. He has been with the law firm, Petroplus & Gaudino, PLLC since 1999. He also is the sole member of GWP Realty LLC a real estate investment and rental limited liability company. Mr. Petroplus is a graduate of West Virginia University and the West Virginia University College of Law.

The Board of Directors has formed a search committee consisting of William G. Petroplus, R. Clark Morton, Laura G. Inman, Thomas L. Sable and Clyde Campbell for purposes of selecting a permanent President and Chief Executive Officer of the Company and a President and Chief Executive Officer and Senior Loan Officer of Progressive Bank, N.A.

(d) On December 21, 2013, the Board of Directors of the Company appointed Laura G. Inman and Rosalie J. Dlesk as directors of the Company effective December 21, 2013. Ms. Inman served as a director of the Company from 1993 through April, 2011.

The Board has not yet determined the committees on which Ms. Inman and Ms. Dlesk will serve. There are no arrangements or understandings between Ms. Inman or Ms. Dlesk and any other persons pursuant to which Ms. Inman and Ms. Dlesk were appointed to the Board of Directors. There are no transactions between the Company and either Ms. Inman or Ms. Dlesk that are reportable pursuant to Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 19, 2013, the Company’s Board of Directors amended Section 4.02 of the Amended and Restated By-Laws of the Company to reduce the minimum number of directors from five (5) to four (4). As revised, the Amended and Restated By-Laws provide that the number of members of the Board will consist of a range of directors of not less than four (4) nor more than twenty-five (25) directors the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which: (a) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (b) exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

The Company’s Amended and Restated By-Laws, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 23, 2013, the Company issued a press release announcing Mr. Dlesk’s death. The Company also announced Mr. Petroplus’ appointment as interim President and Chief Executive Officer, Mr. Morton’s appointment as Chairman of the Board and Ms. Inman’s and Ms. Dlesk’s appointment as directors of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 7.01, and Exhibit 99.1 hereto, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit 3.2     Amended and Restated By-Laws of First West Virginia Bancorp, Inc. dated December 18, 2013.

Exhibit 99.1   First West Virginia Bancorp, Inc. Press Release, dated December 23, 2013, entitled “First West Virginia Bancorp Announces Appointment of William G. Petroplus as Interim President and Chief Executive Officer Following the Death of Sylvan J. Dlesk”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC. (Registrant)

/s/ Francie P. Reppy
Francie P. Reppy Executive Vice President, Chief Administrative Officer and Chief Financial Officer

Date: December 23, 2013